INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
SCHEDULE OF COMPONENTS OF INCOME TAX EXPENSE

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rate to pretax income from continuing operations for the years ended December 31, 2025 and 2024 due to the following:

	2025	2024

Book Income (Loss)	(404,565)	(380,090)

Non-deductible expenses	178,498	47,955

Valuation Allowance	226,067	332,135

Income tax expense	$-	$-

SCHEDULE OF NET DEFERRED TAX ASSETS

Net deferred tax assets consist of the following components as of December 31, 2025 and 2024:

	2025	2024
Deferred tax assets:
NOL carryover	(4,180,365)	(3,775,797)
R & D credit	730,591	696,159
Depreciation	(6,242)	10,734

Deferred tax liabilities:		-

Less Valuation Allowance	3,456,016	3,068,904

Net deferred tax asset	$-	$-